Exhibit 10.15

FORM OF LOCK-UP AGREEMENT

September __, 2006

Purchasers referred to below:

Re:
Securities Purchase Agreement, dated as of September __, 2006 (the “Purchase Agreement”), between CyberDefender Corporation, (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a)(v) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the six month anniversary of the Effective Date (such period, the “Restriction Period”), the undersigned shall not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned [AS TO THE EARLIER BRIDGE NOTE HOLDERS] which are derived, directly or indirectly, from the Earlier Bridge Notes (but not from the warrants issued in connection therwith]] (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

[AS TO GUSEINOV AND LIU - In addition, during the period from the first calendar day following the Restriction Period to and including December 31, 2008, during each 90 consecutive day period therein, the undersigned shall offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, no more than __%1   2.5% as to Gary Guseinov and 10% as to Bing Liu of the Securities owned by the undersigned in such 90 consecutive day period (which amount shall be adjusted downward pro-rata on a daily basis if the last such period ends after December 31, 2008).] [AS TO THE EARLIER BRIDGE NOTE HOLDERS - In addition, during each of the four 90 consecutive day periods immediately following the Restriction Period, the undersigned shall offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, no more than 10% of the Securities owned by the undersigned in any such 90 consecutive day period and during the fifth 90 consecutive day period immediately following the Restriction Period, the undersigned shall offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, no more than 15% of the Securities owned by the undersigned in such fifth 90 consecutive day period and during the sixth 90 consecutive day period immediately following the Restriction Period, the undersigned shall offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, no more than 20% of the Securities owned by the undersigned in such sixth 90 consecutive day period.] The undersigned’s rights to offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, Securities in any given 90 consecutive day period shall not be cumulated with such rights in any other 90 consecutive day period if such rights are unused in the prior 90 consecutive day period. In order to enforce this covenant, the Company shall deliver, prior to the first calendar day following the Restriction Period, irrevocable limited-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this paragraph of the Letter Agreement.

[1]	2.5% as to Gary Guseinov and 10% as to Bing Liu

Notwithstanding the foregoing, the undersigned may transfer Securities (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) in transactions relating to shares of Common Stock acquired by the undersigned in open market transactions after the completion of the transactions contemplated by the Purchase Agreement. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor, and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Company’s Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________
Signature

__________________________
Print Name

__________________________
Position in Company

Address for Notice:

__________________________

__________________________

__________________________
Number of shares of Common Stock

_____________________________________________________________________________
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

CyberDefender Corporation

By:
Name: Title:

Acknowledged and agreed to
as of the date set forth above:

[insert name of transfer agent]

By:
Name:
Title: